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                                                                   EXHIBIT 10.3


                                   ENDORSEMENT

                                       TO

                  FACULTATIVE OBLIGATORY RETROCESSION AGREEMENT
                    (hereinafter referred to as "Agreement")

                                     between

                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                       and

                           SELECT REINSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")


It is understood and agreed that effective January 1, 2002, the participation of the Reinsurer is amended to 8%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 8% share (being $1,600,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 8% of the premium named therein for cession made on or after 12:01 a.m., January 1, 2002, local time, for business incepting our renewing after that date.

Signed in Hamilton, Bermuda this 21st day of March, 2002.

                             SELECT REINSURANCE LTD.

                           BY:   /s/ Robert P. Myron
                              ----------------------------
                           TITLE: Sr. Vice President
                                 -------------------------

And in Edison, New Jersey this 19th day of March, 2002.

                            PXRE REINSURANCE COMPANY

                           BY:   /s/ Gordon Forsyth
                              ----------------------------

                           TITLE: Executive Vice President
                                 -------------------------